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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including regional malls, Premium Outlets®, The Mills®, community/lifestyle centers and international properties. At December 31, 2010, we owned or had an interest in 393 properties comprising 264 million square feet of gross leasable area in North America, Europe and Asia.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of December 31, 2010, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

First Quarter 2011	April 29, 2011
Second Quarter 2011	August 5, 2011
Third Quarter 2011	October 28, 2011

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

 Simon Property Group Ownership Structure(1)
December 31, 2010

(1)
Schedule excludes Company preferred stock and Operating Partnership units not convertible into common stock.

(2)
This group consists of Melvin Simon & Associates, Inc. ("MSA"), wholly owned subsidiaries of MSA, the estate of Melvin Simon, Herbert Simon, David Simon, MH Holdings, Inc. and related trusts for the benefit of the preceding. MSA is owned 69.06% by the estate of Melvin Simon and 30.94% by a trust for the benefit of Herbert Simon. MH Holdings, Inc. is owned by a trust for the benefit of Herbert Simon. A total of 3,349,825 common shares and 8,000 shares of Class B common stock owned by one or more members of the group are subject to voting trusts as to which Herbert Simon and David Simon are the voting trustees.

(3)
The holder of Class B common stock is entitled to elect 4 of the members of the Board of Directors and also has voting rights with common stock.

(4)
Includes directors and executive officers of the Company, excluding David Simon and Herbert Simon.

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2009 through December 31, 2010

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2009	57,804,779	285,748,271
Activity During the First Nine Months of 2010:
Issuance of Common Stock for Stock Option Exercises	—	173,183
Conversion of Operating Partnership Units into Common Stock	(192,122)	192,122
Restricted Stock Awards (Stock Incentive Program)(3)	—	117,718
Conversion of Operating Partnership Preferred Units into Units	862,292	—
Conversion of Series I Preferred Stock into Common Stock	—	6,670,589
Issuance of Operating Partnership Units for Acquisition	1,798,469	—
Number Outstanding at September 30, 2010	60,273,418	292,901,883
Activity During the Fourth Quarter of 2010:
Issuance of Common Stock for Stock Option Exercises	—	5,500
Conversion of Operating Partnership Units into Common Stock	(55,518)	55,518
Restricted Stock Awards (Stock Incentive Program)(3)	—	(992)
Conversion of Preferred Securities into Units	15,524	—
Number Outstanding at December 31, 2010	60,233,424	292,961,909
Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at December 31, 2010		292,961,909
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		229,666
Diluted Common Shares Outstanding at December 31, 2010(4)		293,191,575

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not convertible into common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 59).

(3)
Net of forfeitures.

(4)
For Funds From Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended December 31, 2010.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of December 31, 2010
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended December 31,		As of or for the Twelve Months Ended December 31,
	2010	2009	2010	2009
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,119,718	$1,028,180	$3,957,630	$3,775,216
Net Income Attributable to Common Stockholders	$217,923	$91,543	$610,424	$283,098
Basic Earnings per Common Share (EPS)	$0.74	$0.32	$2.10	$1.06
Diluted Earnings per Common Share (EPS)	$0.74	$0.32	$2.10	$1.05
FFO of the Operating Partnership	$630,580	$485,226	$1,762,322	$1,748,280
Diluted FFO of the Operating Partnership	$630,580	$492,058	$1,765,998	$1,775,724
Basic FFO per Share (FFOPS)	$1.79	$1.42	$5.04	$5.39
Diluted FFO per Share (FFOPS)	$1.78	$1.40	$5.01	$5.33
Diluted FFOPS as adjusted(1)	$1.80	$1.66	$6.03	$6.01
Distributions per Share(2)	$0.80	$0.60	$2.60	$2.70

(1)
Diluted FFOPS as adjusted excludes the effect of certain charges. During the first and third quarters of 2010, the Company recorded losses on extinguishment of debt of $165.6 million and $185.1 million, respectively. During the fourth quarter of 2010, the Company recorded an $8.2 million non-cash impairment charge related to an investment in an operating property in Italy. During the second quarter of 2009, the Company recorded a non-cash impairment charge of $140.5 million. During the fourth quarter of 2009, the Company recorded non-cash impairment charges aggregating $88.1 million.

(2)
In the first quarter of 2009, the Company paid a common stock dividend of $0.90 per share, comprised of 10% cash and 90% shares of the Company's common stock. In the second, third and fourth quarters of 2009, the Company paid a common stock dividend of $0.60 per share, comprised of 20% cash and 80% shares of the Company's common stock. Dividends paid in 2010 were 100% cash.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of December 31, 2010
Unaudited
(In thousands, except as noted)

	December 31, 2010	December 31, 2009
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,233	57,805
Common Shares Outstanding at End of Period	292,962	285,748

Total Common Shares and Units Outstanding at End of Period	353,195	343,553

Weighted Average Limited Partnership Units Outstanding	58,900	57,292
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	291,076	267,055
Diluted—for purposes of EPS	291,350	268,472
Diluted—for purposes of FFOPS	293,337	276,100
Simon Group's Debt Information
Share of Consolidated Debt	$17,206,280	$18,354,130
Share of Joint Venture Debt	6,562,500	6,552,370

Share of Total Debt	$23,768,780	$24,906,500

Simon Group's Market Capitalization
Common Stock Price at End of Period	$99.49	$79.80
Common Equity Capitalization, including operating partnership units	$35,139,404	$27,415,533
Preferred Equity Capitalization, including operating partnership preferred units	73,362	676,021

Total Equity Market Capitalization	$35,212,766	$28,091,554

Total Capitalization—Including Simon Group's Share of Total Debt	$58,981,546	$52,998,054

	As of or for the Twelve Months Ended December 31,
	2010	2009
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$3,716	$14,194
Joint Venture Properties	$562	$1,026
Simon Group's Share of Joint Venture Properties	$154	$555

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended December 31, 2010
						For the Three Months Ended December 31, 2009 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$672,606	$(9,531)	$663,075	$199,723	$862,798	$806,375
Overage rent	56,668	(234)	56,434	21,781	78,215	58,219
Tenant reimbursements	298,146	(5,893)	292,253	97,442	389,695	375,638
Management fees and other revenues	34,310	—	34,310	—	34,310	33,365
Other income	57,988	(379)	57,609	20,228	77,837	91,713

Total revenue	1,119,718	(16,037)	1,103,681	339,174	1,442,855	1,365,310

EXPENSES:
Property operating	98,615	(3,008)	95,607	63,063	158,670	163,809
Depreciation and amortization	276,418	(2,089)	274,329	97,768	372,097	337,086
Real estate taxes	90,893	(1,348)	89,545	23,404	112,949	107,812
Repairs and maintenance	37,875	(780)	37,095	11,542	48,637	42,723
Advertising and promotion	34,641	(431)	34,210	7,362	41,572	39,145
Provision for credit losses	5,190	(61)	5,129	1,172	6,301	2,479
Home and regional office costs	36,615	—	36,615	—	36,615	30,316
General and administrative	5,358	—	5,358	—	5,358	4,257
Impairment charge	—	—	—	—	—	51,272
Transaction expenses	6,418	—	6,418	—	6,418	5,697
Other	23,633	(1,249)	22,384	24,270	46,654	43,745

Total operating expenses	615,656	(8,966)	606,690	228,581	835,271	828,341

OPERATING INCOME	504,062	(7,071)	496,991	110,593	607,584	536,969
Interest expense	(252,405)	3,772	(248,633)	(85,401)	(334,034)	(347,979)
Income tax (expense) benefit of taxable REIT subsidiaries	(2,291)	—	(2,291)	—	(2,291)	2,316
Income from unconsolidated entities	25,192	—	25,192	(25,192)	—	—
Impairment charge from investments in unconsolidated entities	(8,169)	—	(8,169)	—	(8,169)	(42,697)
Gain (loss) upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	687	—	687	—	687	(30,108)

CONSOLIDATED NET INCOME	267,076	(3,299)	263,777	—	263,777	118,501
Net income attributable to noncontrolling interests	48,318	(3,299)	45,019	—	45,019	20,246
Preferred dividends	835	—	835	—	835	6,712

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$217,923	$—	$217,923	$—	$217,923	$91,543

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$267,076	$—	$267,076	$115,933
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			272,713	—	272,713	235,296
Simon's share of depreciation and amortization from unconsolidated entities			—	98,048	98,048	111,608
Income from unconsolidated entities			(17,023)	17,023	—	—
(Gain) loss upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net			(687)	—	(687)	30,108
Net income attributable to noncontrolling interest holders in properties			(3,298)	—	(3,298)	2,568
Noncontrolling interests portion of depreciation and amortization			(1,959)	—	(1,959)	(2,143)
Preferred distributions and dividends			(1,313)	—	(1,313)	(8,144)

FFO of the Operating Partnership			$515,509	$115,071	$630,580	$485,226

Percentage of FFO of the Operating Partnership			81.75%	18.25%	100.00%	100.00%

(1)
See pages 17-19 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Twelve Months Ended December 31, 2010					For the Twelve Months Ended December 31, 2009 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$2,429,519	$(35,525)	$2,393,994	$781,983	$3,175,977	$3,060,607
Overage rent	110,621	(385)	110,236	60,219	170,455	137,951
Tenant reimbursements	1,083,780	(21,915)	1,061,865	373,628	1,435,493	1,421,822
Management fees and other revenues	121,207	—	121,207	—	121,207	124,059
Other income	212,503	(1,351)	211,152	105,165	316,317	272,491

Total revenue	3,957,630	(59,176)	3,898,454	1,320,995	5,219,449	5,016,930

EXPENSES:
Property operating	414,264	(12,012)	402,252	253,737	655,989	672,814
Depreciation and amortization	982,820	(8,343)	974,477	388,768	1,363,245	1,389,526
Real estate taxes	345,960	(5,680)	340,280	97,095	437,375	425,310
Repairs and maintenance	102,425	(2,439)	99,986	42,784	142,770	134,640
Advertising and promotion	97,194	(1,255)	95,939	24,439	120,378	117,113
Provision for credit losses	3,130	(107)	3,023	2,185	5,208	28,438
Home and regional office costs	109,314	—	109,314	—	109,314	110,048
General and administrative	21,267	—	21,267	—	21,267	18,124
Impairment charge	—	—	—	—	—	191,750
Transaction expenses	68,972	—	68,972	—	68,972	5,697
Other	68,045	(3,794)	64,251	94,730	158,981	154,944

Total operating expenses	2,213,391	(33,630)	2,179,761	903,738	3,083,499	3,248,404

OPERATING INCOME	1,744,239	(25,546)	1,718,693	417,257	2,135,950	1,768,526
Interest expense	(1,027,091)	14,907	(1,012,184)	(341,336)	(1,353,520)	(1,319,174)
Loss on extinguishment of debt	(350,688)	—	(350,688)	—	(350,688)	—
Income tax (expense) benefit of taxable REIT subsidiaries	(1,734)	—	(1,734)	—	(1,734)	5,220
Income from unconsolidated entities	75,921	—	75,921	(75,921)	—	—
Impairment charge from investments in unconsolidated entities	(8,169)	—	(8,169)	—	(8,169)	(42,697)
Gain (loss) upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	321,036	—	321,036	—	321,036	(30,108)

CONSOLIDATED NET INCOME	753,514	(10,639)	742,875	—	742,875	381,767
Net income attributable to noncontrolling interests	136,476	(10,639)	125,837	—	125,837	72,360
Preferred dividends	6,614	—	6,614	—	6,614	26,309

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$610,424	$—	610,424	$—	$610,424	$283,098

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$753,514	$—	$753,514	$387,262
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			968,695	—	968,695	983,487
Simon's share of depreciation and amortization from unconsolidated entities			—	388,565	388,565	399,509
Income from unconsolidated entities			(67,752)	67,752	—	—
(Gain) loss upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net			(321,036)	—	(321,036)	30,108
Net income attributable to noncontrolling interest holders in properties			(10,640)	—	(10,640)	(5,496)
Noncontrolling interests portion of depreciation and amortization			(7,847)	—	(7,847)	(8,396)
Preferred distributions and dividends			(8,929)	—	(8,929)	(38,194)

FFO of the Operating Partnership			$1,306,005	$456,317	$1,762,322	$1,748,280

Percentage of FFO of the Operating Partnership			74.11%	25.89%	100.00%	100.00%

(1)
See pages 17-19 for additional reconciliations of non-GAAP financial measures.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet

	As of December 31, 2010
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2009 Our Total Share
ASSETS:
Investment properties, at cost	$27,508,735	$(170,062)	$27,338,673	$9,375,843	$36,714,516	$34,426,322
Less—accumulated depreciation	7,711,304	(93,819)	7,617,485	1,871,020	9,488,505	8,531,014

	19,797,431	(76,243)	19,721,188	7,504,823	27,226,011	25,895,308
Cash and cash equivalents	796,718	(5,623)	791,095	334,237	1,125,332	4,261,201
Tenant receivables and accrued revenue, net	426,736	(4,678)	422,058	143,225	565,283	541,813
Investment in unconsolidated entities, at equity	1,390,105	—	1,390,105	(1,390,105)	—	—
Deferred costs and other assets	1,795,439	(5,500)	1,789,939	210,760	2,000,699	1,341,821
Notes receivable from related party	651,000	—	651,000	—	651,000	632,000

Total assets	$24,857,429	$(92,044)	$24,765,385	$6,802,940	$31,568,325	$32,672,143

LIABILITIES:
Mortgages and other indebtedness	$17,473,760	$(267,480)	$17,206,280	$6,562,500	$23,768,780	$24,906,500
Accounts payable, accrued expenses, intangibles, and deferred revenues	993,738	(8,344)	985,394	308,840	1,294,234	1,323,741
Cash distributions and losses in partnerships and joint ventures, at equity	485,855	—	485,855	(485,855)	—	—
Other liabilities and accrued dividends	184,855	(1,060)	183,795	417,455	601,250	558,383

Total liabilities	19,138,208	(276,884)	18,861,324	6,802,940	25,664,264	26,788,624

Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	85,469	3,925	89,394	—	89,394	128,221
Series I 6% convertible perpetual preferred stock, 19,000,000 shares authorized, 0 and 8,091,155 issued and outstanding, respectively, at liquidation value	—	—	—	—	—	404,558
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,375	—	45,375	—	45,375	45,704
Common stock, $.0001 par value, 511,990,000 shares authorized, 296,957,360 and 289,866,711 issued, respectively	30	—	30	—	30	29
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	8,059,852	—	8,059,852	—	8,059,852	7,547,959
Accumulated deficit	(3,114,571)	—	(3,114,571)	—	(3,114,571)	(2,955,671)
Accumulated other comprehensive income (loss)	6,530	—	6,530	—	6,530	(3,088)
Common stock held in treasury at cost, 4,003,451 and 4,126,440 shares, respectively	(166,436)	—	(166,436)	—	(166,436)	(176,796)

Total stockholders' equity	4,830,780	—	4,830,780	—	4,830,780	4,458,137
Noncontrolling interests	802,972	180,915	983,887	—	983,887	892,603

Total equity	5,633,752	180,915	5,814,667	—	5,814,667	5,350,740

Total liabilities and equity	$24,857,429	$(92,044)	$24,765,385	$6,802,940	$31,568,325	$32,672,143

 SIMON PROPERTY GROUP
NOI Composition(1)(2)
For the Twelve Months Ended December 31, 2010

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	13.3%
Texas	11.5%
California	11.0%
New York	7.3%
Massachusetts	7.0%
Georgia	5.0%
Nevada	4.7%
Indiana	4.6%
New Jersey	4.3%
Pennsylvania	4.3%

Top 10 Contributors by State	73.0%

NOI by Asset Type
Regional Malls and Premium Outlets	87.9%
The Mills	4.5%
Community/Lifestyle Centers	4.0%
International(3)	3.4%
Other	0.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
Includes properties added to the Company's portfolio in connection with the Prime Outlets Acquisition Company transaction.

(3)
International includes Premium Outlets in Asia and Mexico and shopping centers in Europe.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of December 31, 2010
(In thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2010	2009	2010	2009
Consolidated Properties
Other Income
Interest and Dividend Income	$12,514	$10,268	$40,686	$30,805
Lease Settlement Income	9,152	4,596	54,803	21,209
Gains on Land Sales	1,445	15,451	5,349	17,794
Other	34,877	40,364	111,665	117,362

Totals	$57,988	$70,679	$212,503	$187,170

Other Expense
Ground Rent	$10,571	$8,499	$36,761	$32,090
Professional Fees	10,239	7,190	22,222	19,500
Other	2,823	3,491	9,062	20,498

Totals	$23,633	$19,180	$68,045	$72,088

Transaction Expenses	$6,418	$5,697	$68,972	$5,697

 SIMON PROPERTY GROUP
Reconciliation of Non-GAAP Financial Measures
As of December 31, 2010
(in thousands, except as noted)

          This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), FFO as adjusted, diluted FFO per share, diluted FFO per share as adjusted, net operating income ("NOI"), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. FFO as adjusted and diluted FFO per share as adjusted measures exclude the effect of certain non-cash impairment and debt-related charges. We believe these measures provide investors with a basis to compare our current operating performance with previous periods in which we did not have those charges. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

          The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

          Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income to FFO and FFO as Adjusted Including Per Share Amounts(1)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2010	2009	2010	2009
Consolidated Net Income(2)	$267,076	$115,933	$753,514	$387,262
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties	272,713	235,296	968,695	983,487
Simon's share of depreciation and amortization from unconsolidated entities	98,048	111,608	388,565	399,509
(Gain) loss upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	(687)	30,108	(321,036)	30,108
Net (income) loss attributable to noncontrolling interest holders in properties	(3,298)	2,568	(10,640)	(5,496)
Noncontrolling interests portion of depreciation and amortization	(1,959)	(2,143)	(7,847)	(8,396)
Preferred distributions and dividends	(1,313)	(8,144)	(8,929)	(38,194)

FFO of the Operating Partnership	$630,580	$485,226	$1,762,322	$1,748,280
Impairment charge	8,169	88,134	8,169	228,612
Loss on debt extinguishment	—	—	350,688	—

FFO as adjusted of the Operating Partnership	$638,749	$573,360	$2,121,179	$1,976,892

Per Share Reconciliation:
Diluted net income attributable to common stockholders per share	$0.74	$0.32	$2.10	$1.05
Adjustments to arrive at FFO:
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, net of noncontrolling interests portion of depreciation and amortization	1.05	1.01	3.86	4.22
(Loss) gain upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	—	0.09	(0.92)	0.09
Impact of additional dilutive securities for FFO per share	(0.01)	(0.02)	(0.03)	(0.03)

Diluted FFO per share	$1.78	$1.40	$5.01	$5.33
Impairment charge	0.02	0.26	0.02	0.68
Loss on debt extinguishment	—	—	1.00	—

Diluted FFO as adjusted per share	$1.80	$1.66	$6.03	$6.01

SIMON PROPERTY GROUP
Reconciliation of Non-GAAP Financial Measures
As of December 31, 2010
(in thousands, except as noted)

Reconciliation of Net Income to NOI

          The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the quarter and twelve months ended December 31, 2010.

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2010	2009	2010	2009
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$267,076	$115,933	$753,514	$387,262
Income tax expense (benefit) of taxable REIT subsidiaries	2,291	(2,316)	1,734	(5,220)
Interest expense	252,405	263,705	1,027,091	992,065
Income from unconsolidated entities	(25,192)	(24,526)	(75,921)	(40,220)
Loss on extinguishment of debt	—	—	350,688	—
Impairment charge from investments in unconsolidated entities	8,169	42,697	8,169	42,697
(Gain) loss upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	(687)	30,108	(321,036)	30,108

Operating Income	504,062	425,601	1,744,239	1,406,692
Impairment charge	—	56,875	—	197,353
Depreciation and amortization	276,418	239,425	982,820	997,598

NOI of consolidated Properties	$780,480	$721,901	$2,727,059	$2,601,643

Reconciliation of NOI of unconsolidated entities:
Net Income	$94,202	$88,432	$371,185	$258,572
Interest expense	215,437	222,953	868,856	884,539
(Income) loss from unconsolidated entities	(528)	2,356	840	4,739
Impairment charge from investments in unconsolidated entities	16,671	—	16,671	—
Loss (gain) on sale or disposal of assets and interests in unconsolidated entities, net	85	—	(39,676)	—

Operating Income	325,867	313,741	1,217,876	1,147,850
Impairment charge	—	18,249	—	18,249
Depreciation and amortization	201,249	221,403	793,012	801,618

NOI of unconsolidated entities	$527,116	$553,393	$2,010,888	$1,967,717

Total NOI of the Simon Group Portfolio	$1,307,596	$1,275,294	$4,737,947	$4,569,360

Change in NOI from prior period	2.5%	1.7%	3.7%	1.8%
Less: Joint venture partner's share of NOI	336,083	349,969	1,246,921	1,219,559

Simon Group's Share of NOI	$971,513	$925,325	$3,491,026	$3,349,801

Increase in Simon Group's Share of NOI from prior period	5.0%	0.0%	4.2%	1.6%
Total NOI of Comparable Properties(3)	$921,535	$891,575	$3,377,635	$3,281,860

Increase in NOI of Regional Malls and Premium Outlets that are Comparable Properties	3.4%		2.9%

SIMON PROPERTY GROUP
Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales of previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale of previously depreciated operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income includes:

•
the Company's share of gains on land sales of $2.4 million and $17.7 million for the three months ended December 31, 2010 and 2009, respectively, and $11.8 million and $19.9 million for the twelve months ended December 31, 2010 and 2009, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $8.3 million and $5.6 million for the three months ended December 31, 2010 and 2009, respectively, and $32.1 million and $30.9 million for the twelve months ended December 31, 2010 and 2009, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $5.1 million and $5.9 million for the three months ended December 31, 2010 and 2009, respectively, and $19.9 million and $24.9 million for the twelve months ended December 31, 2010 and 2009, respectively.

•
the Company's share of debt premium amortization of $3.3 million and $4.0 million for the three months ended December 31, 2010 and 2009, respectively, and $12.7 million and $14.8 million for the twelve months ended December 31, 2010 and 2009, respectively.

(3)
Includes comparable properties that were owned in both of the periods under comparison. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio), international properties, properties acquired in the Prime Outlets transaction, any of our non-retail holdings, or results of our corporate and management company operations. Excludes lease termination income, interest income, land sale gains and the impact of redevelopment activities.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of December 31, 2010

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls and Premium Outlets
Mall Stores	76,116,566	75,786,255	47.5%
Freestanding	4,495,211	1,936,034	1.2%
Anchors	94,882,723	25,659,172	16.1%
Office	1,989,040	1,989,040	1.3%

Regional Malls and Premium Outlets Total	177,483,540	105,370,501	66.1%
Properties Acquired in the Prime Outlets Transaction	7,993,283	7,860,510	4.9%
Community/Lifestyle Centers	20,191,163	13,814,144	8.7%
The Mills®	22,757,227	20,237,181	12.7%
Mills Regional Malls	17,386,030	8,646,904	5.4%
Mills Community Centers	1,014,131	962,577	0.6%

Mills Portfolio Total	41,157,388	29,846,662	18.7%
Other(1)	3,714,635	2,621,677	1.6%

Total U.S. Properties	250,540,009	159,513,494	100.0%

(1)
Consists of 10 other shopping centers and two centers that are being de-malled through a major redevelopment. These properties contribute 0.2% of Simon Group's share of total NOI.

SIMON PROPERTY GROUP
U.S. Operational Information(1)
As of December 31, 2010

	As of or for the Twelve Months Ended December 31,
	2010	2009
Total Number of Properties	203	203
Total GLA (in millions of square feet)	177.5	177.2
Occupancy(2)
Consolidated Assets	94.8%	94.0%
Unconsolidated Assets	92.4%	91.4%
Total Portfolio	94.2%	93.4%
Comparable sales per square foot(3)
Consolidated Assets	$483	$442
Unconsolidated Assets	$530	$483
Total Portfolio	$494	$452
Average rent per square foot(2)
Consolidated Assets	$37.39	$36.88
Unconsolidated Assets	$43.44	$43.19
Total Portfolio	$38.87	$38.47

Historical Data:	Occupancy(2)	Comparable Sales Per Square Foot(3)	Average Rent Per Square Foot(2)
12/31/08	93.8%	$480	36.69
12/31/07	94.7%	$495	34.67
12/31/06	94.3%	$475	33.14
12/31/05	94.2%	$448	32.36

Small Shop Leasing Activity for the Twelve Months Ended:

		Average Base Rent(4)
	Square Footage of Lease Openings	Lease Openings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread')
12/31/10	10,071,766	$39.62	$38.47	$1.15	3.0%
9/30/10	9,725,768	41.16	40.03	1.13	2.8%
6/30/10	9,098,080	40.73	40.23	0.50	1.2%
3/31/10	8,140,121	42.82	40.71	2.11	5.2%
12/31/09	7,648,857	43.24	38.32	4.92	12.8%
12/31/08	8,425,720	43.93	34.96	8.97	20.4%
12/31/07	7,497,322	41.41	34.84	6.57	15.9%
12/31/06	6,595,918	39.78	33.26	6.52	16.4%
12/31/05	6,484,682	38.53	31.95	6.58	17.1%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets. Does not include information for properties owned by SPG-FCM (the Mills portfolio) or properties acquired in the Prime Outlets transaction.

(2)
Represents mall stores in regional malls and all owned gross leasable area in Premium Outlets.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet in regional malls and all owned gross leasable area in Premium Outlets; for the rolling twelve months.

(4)
Represents the average base rent in effect during the period for those tenants who opened as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of December 31, 2010

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/10	Percentage of Gross Annual Rental Revenues(3)
Small Shops and Freestanding
Month to Month Leases	532	1,313,575	$38.27	1.0%
2011	2,933	8,149,030	$33.63	6.2%
2012	2,719	9,290,505	$33.91	7.2%
2013	2,544	7,710,019	$38.47	6.8%
2014	1,911	6,344,328	$37.86	5.5%
2015	1,987	6,992,366	$39.63	6.3%
2016	1,644	5,237,467	$41.52	5.0%
2017	1,544	5,203,214	$44.64	5.3%
2018	1,534	5,868,249	$47.70	6.4%
2019	1,334	5,189,423	$45.31	5.4%
2020	1,023	3,959,029	$44.31	4.0%
2021 and Thereafter	569	3,114,912	$37.04	2.6%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,692	4,258,276	$13.85	1.3%
Anchor Tenants
2011	6	687,400	$5.23	0.1%
2012	22	2,391,624	$3.69	0.2%
2013	31	3,868,995	$4.60	0.4%
2014	33	3,460,414	$4.65	0.4%
2015	28	3,337,128	$3.02	0.2%
2016	20	2,294,049	$3.52	0.2%
2017	5	871,969	$1.28	—
2018	9	906,997	$6.23	0.1%
2019	9	1,136,399	$3.34	0.1%
2020	11	1,149,573	$5.50	0.1%
2021 and Thereafter	33	3,642,551	$5.84	0.5%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets. Does not include information for properties owned by SPG-FCM (the Mills portfolio) or properties acquired in the Prime Outlets transaction.

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2010 consolidated and joint venture combined base rental revenue.

SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of December 31, 2010

Top Small Shop Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	361	3,922	1.6%	2.9%
Limited Brands, Inc.	334	1,884	0.8%	2.0%
Abercrombie & Fitch Co.	227	1,614	0.6%	1.6%
Foot Locker, Inc.	389	1,519	0.6%	1.3%
Luxottica Group S.P.A	421	801	0.3%	1.1%
Phillips-Van Heusen	223	1,212	0.5%	1.0%
Zale Corporation	348	376	0.2%	1.0%
American Eagle Outfitters, Inc.	174	999	0.4%	1.0%
Genesco, Inc.	424	628	0.3%	0.9%
Express, Inc.	115	1,014	0.4%	0.9%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	148	26,494	10.6%	0.4%
Sears Roebuck & Co.	120	18,210	7.3%	0.2%
J.C. Penney Co., Inc.	113	16,098	6.4%	0.6%
Dillard's Dept. Stores	73	11,426	4.6%	0.1%
Nordstrom, Inc.	27	4,590	1.8%	0.1%
Belk, Inc.	22	2,792	1.1%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,834	0.7%	—
The Neiman Marcus Group, Inc.	10	1,265	0.5%	—
Dick's Sporting Goods, Inc.	18	1,188	0.5%	0.3%
Lord and Taylor	7	954	0.4%	—
Saks Incorporated	7	879	0.4%	0.1%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets. Does not include information for properties owned by SPG-FCM (the Mills portfolio) or properties acquired in the Prime Outlets transaction.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
Other U.S. Operational Information
As of December 31, 2010

	As of or for the Twelve Months Ended December 31,
	2010	2009
Properties Acquired in the Prime Outlets Transaction
Total Number of Properties	21	n/a
Total GLA (in millions of square feet)	8.0	n/a
Occupancy(1)	95.4%	n/a
Sales per square foot(7)	$423	n/a
Average rent per square foot(1)	$24.75	n/a
Community/Lifestyle Centers
Total Number of Properties	66	67
Total GLA (in millions of square feet)	20.2	20.8
Occupancy(1)	91.6%	90.7%
Average rent per square foot(1)	$13.38	$13.45
The Mills Portfolio(3)
The Mills®
Total Number of Properties	16	16
Total GLA (in millions of square feet)	22.8	22.7
Occupancy(1)(4)	93.7%	93.9%
Comparable sales per square foot(2)(4)	$391	$369
Average rent per square foot(1)(4)	$19.86	$19.62
Mills Regional Malls(5)
Total Number of Properties	16	16
Total GLA (in millions of square feet)	17.4	17.6
Occupancy(6)	90.4%	89.3%
Comparable sales per square foot(2)	$408	$380
Average rent per square foot(6)	$34.97	$35.41

(1)
For all owned gross leasable area.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet; for the rolling twelve months.

(3)
Excludes four community/lifestyle centers in the Mills portfolio.

(4)
Opry Mills has closed and is undergoing a redevelopment as a result of flooding. Therefore, this property has been excluded from occupancy, comparable sales per square foot and average base rent per square foot until it reopens.

(5)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(6)
For mall stores.

(7)
Sales for the twelve months ended December 31, 2010, for all owned GLA.

 SIMON PROPERTY GROUP
International Operational Information(1)
As of December 31, 2010

	As of or for the Twelve Months Ended December 31,
	2010	2009
International Properties
European Shopping Centers
Total Number of Properties	45	51
Total GLA (in millions of square feet)	10.1	13.4
Occupancy	97.2%	95.9%
Comparable sales per square foot	€388	€400
Average rent per square foot	€26.27	€31.41
International Premium Outlets—Japan
Total Number of Properties	8	8
Total GLA (in millions of square feet)	2.5	2.4
Occupancy	99.8%	99.6%
Comparable sales per square foot	¥89,139	¥94,468
Average rent per square foot	¥4,766	¥4,714

(1)
Does not include Premium Outlets Punta Norte in Mexico or Yeoju Premium Outlets in South Korea.

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		770,584
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,320,204
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		841,718
4.	Fashion Valley	CA	San Diego	50.0%		1,726,083
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		866,382
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		692,577
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,149,135
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,361,234	(7)
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,191,122
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		880,756
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,081,383
12.	Crystal Mall	CT	Waterford	74.6%		783,352
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,099,260
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,116,923
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,101,829
16.	Coconut Point	FL	Estero	50.0%		1,199,867
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,339
18.	Cordova Mall	FL	Pensacola	100.0%		857,058
19.	Crystal River Mall	FL	Crystal River	100.0%		420,109
20.	Dadeland Mall	FL	Miami	50.0%		1,487,989
21.	DeSoto Square	FL	Bradenton	100.0%		678,219
22.	Edison Mall	FL	Fort Myers	100.0%		1,051,308
23.	Florida Mall, The	FL	Orlando	50.0%		1,776,679
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,514
25.	Indian River Mall	FL	Vero Beach	50.0%		736,658
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		559,224
27.	Melbourne Square	FL	Melbourne	100.0%		665,627
28.	Miami International Mall	FL	Miami	47.8%		1,071,484
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		957,994
30.	Paddock Mall	FL	Ocala	100.0%		553,811
31.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	766,050
32.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,125,909
33.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,624
34.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,705
35.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,753,721
36.	Treasure Coast Square	FL	Jensen Beach	100.0%		878,213
37.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,095,781
38.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		1,279,491	(7)
39.	Lenox Square	GA	Atlanta	100.0%		1,546,289
40.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,833,763
41.	Northlake Mall	GA	Atlanta	100.0%		961,998
42.	Phipps Plaza	GA	Atlanta	100.0%		813,238
43.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,275,747
44.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		691,242
45.	NorthPark Mall	IA	Davenport	50.0%		1,073,101
46.	Southern Hills Mall(2)	IA	Sioux City	50.0%		790,384
47.	SouthRidge Mall(2)	IA	Des Moines	50.0%		883,312
48.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,366
49.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	530,011
50.	Northwoods Mall	IL	Peoria	100.0%		694,230

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
51.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,210,321
52.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,353,042	(7)
53.	SouthPark Mall	IL	Moline	50.0%		1,017,107
54.	White Oaks Mall	IL	Springfield	80.7%		928,049	(7)
55.	Castleton Square	IN	Indianapolis	100.0%		1,381,848
56.	Circle Centre	IN	Indianapolis	14.7	%(3)	739,273	(7)
57.	College Mall	IN	Bloomington	100.0%		636,096
58.	Eastland Mall	IN	Evansville	50.0%		865,310
59.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		681,580
60.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,280,035
61.	Markland Mall	IN	Kokomo	100.0%		415,892
62.	Muncie Mall	IN	Muncie	100.0%		635,645
63.	Tippecanoe Mall	IN	Lafayette	100.0%		862,773
64.	University Park Mall	IN	Mishawaka	100.0%		922,681
65.	Washington Square	IN	Indianapolis	100.0%		971,921	(7)
66.	Towne East Square	KS	Wichita	100.0%		1,125,397
67.	Towne West Square	KS	Wichita	100.0%		941,626
68.	West Ridge Mall	KS	Topeka	100.0%		992,313
69.	Prien Lake Mall	LA	Lake Charles	100.0%		791,043
70.	Arsenal Mall	MA	Watertown (Boston)	100.0%		440,124	(7)
71.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		205,369
72.	Auburn Mall	MA	Auburn	49.1%		588,270
73.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,317,061
74.	Cape Cod Mall	MA	Hyannis	49.1%		721,618
75.	Copley Place	MA	Boston	98.1%		1,241,929	(7)
76.	Emerald Square	MA	North Attleboro (Providence, RI)	49.1%		1,022,647
77.	Greendale Mall	MA	Worcester (Boston)	49.1%		429,827	(7)
78.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		858,625
79.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		474,909
80.	Northshore Mall	MA	Peabody (Boston)	49.1%		1,579,820	(7)
81.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		885,048
82.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,553,605
83.	Square One Mall	MA	Saugus (Boston)	49.1%		928,569
84.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		684,341
85.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,643
86.	Bangor Mall	ME	Bangor	67.4	%(6)	652,740
87.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		927,039
88.	Miller Hill Mall	MN	Duluth	100.0%		805,321
89.	Battlefield Mall	MO	Springfield	100.0%		1,199,901
90.	Independence Center	MO	Independence (Kansas City)	100.0%		867,169
91.	SouthPark	NC	Charlotte	100.0%		1,620,553
92.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		1,019,923
93.	Mall of New Hampshire, The	NH	Manchester	49.1%		811,586
94.	Pheasant Lane Mall	NH	Nashua	(5)		870,048
95.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		765,293
96.	Livingston Mall	NJ	Livingston (New York)	100.0%		984,695
97.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,323,156	(7)

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
98.	Ocean County Mall	NJ	Toms River (New York)	100.0%		890,283
99.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	1,098,829
100.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,247,790
101.	Cottonwood Mall	NM	Albuquerque	100.0%		1,040,981
102.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		649,546
103.	Chautauqua Mall	NY	Lakewood	100.0%		423,337
104.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		579,766
105.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,227,065	(7)
106.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,287,343
107.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,027,680
108.	Westchester, The	NY	White Plains (New York)	40.0%		827,389	(7)
109.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,237,297
110.	Lima Mall	OH	Lima	100.0%		740,537
111.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,015,451
112.	Southern Park Mall	OH	Youngstown	100.0%		1,189,875
113.	Summit Mall	OH	Akron	100.0%		768,064
114.	Upper Valley Mall	OH	Springfield	100.0%		739,569
115.	Penn Square Mall	OK	Oklahoma City	94.5%		1,050,751
116.	Woodland Hills Mall	OK	Tulsa	94.5%		1,092,078
117.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,193,247	(7)
118.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		1,032,545
119.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	2,401,523	(7)
120.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	1,169,508	(7)
121.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,154,062
122.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	65.0	%(6)	1,333,986	(7)
123.	Ross Park Mall	PA	Pittsburgh	100.0%		1,237,363
124.	South Hills Village	PA	Pittsburgh	100.0%		1,142,336	(7)
125.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	589,257
126.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,077,680	(7)
127.	Anderson Mall	SC	Anderson	100.0%		672,013
128.	Haywood Mall	SC	Greenville	100.0%		1,230,853
129.	Empire Mall(2)	SD	Sioux Falls	50.0%		1,071,357
130.	Rushmore Mall(2)	SD	Rapid City	50.0%		833,459
131.	Knoxville Center	TN	Knoxville	100.0%		977,956	(7)
132.	Oak Court Mall	TN	Memphis	100.0%		849,298	(7)
133.	West Town Mall	TN	Knoxville	50.0%		1,335,972
134.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,695
135.	Barton Creek Square	TX	Austin	100.0%		1,429,650
136.	Broadway Square	TX	Tyler	100.0%		627,793
137.	Cielo Vista Mall	TX	El Paso	100.0%		1,243,176
138.	Domain, The	TX	Austin	100.0%		1,178,182	(7)
139.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,004,346	(7)
140.	Galleria, The	TX	Houston	50.4%		2,220,961
141.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,713
142.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,116
143.	La Plaza Mall	TX	McAllen	100.0%		1,200,684
144.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,693
145.	Longview Mall	TX	Longview	100.0%		638,438
146.	Midland Park Mall	TX	Midland	100.0%		617,068

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
147.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,694
148.	Rolling Oaks Mall	TX	San Antonio	100.0%		883,521	(7)
149.	Sunland Park Mall	TX	El Paso	100.0%		917,533
150.	Valle Vista Mall	TX	Harlingen	100.0%		651,034
151.	Apple Blossom Mall	VA	Winchester	49.1%		439,922
152.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,874
153.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	717,282
154.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		990,331	(7)
155.	Valley Mall	VA	Harrisonburg	50.0%		506,269
156.	Virginia Center Commons	VA	Glen Allen	100.0%		785,193
157.	Columbia Center	WA	Kennewick	100.0%		768,431
158.	Northgate Mall	WA	Seattle	100.0%		1,058,744
159.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,372,139
160.	Bay Park Square	WI	Green Bay	100.0%		710,952
161.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall GLA					159,944,032

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	673,976
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,245
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,722
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	295,994
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,856
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,904
7.	Napa Premium Outlets	CA	Napa	100.0%	179,407
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,771
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,395
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,175
11.	Orlando Premium Outlets- Vineland Ave.	FL	Orlando	100.0%	549,580
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,549
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,308
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,802
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,359
16.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,703
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,365
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	635,978
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,538
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,430
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	393,211
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	438,953

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,766
24.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,430
25.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,528
26.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	468,997
27.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	538,689
28.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,737
29.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	844,808
30.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,446
31.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,807
32.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,679
33.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,143
34.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,268
35.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,582
36.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	536,452
37.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
38.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,561
39.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	517,711
40.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,411
41.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,810
42.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,672

	Total U.S. Premium Outlets GLA				17,539,508

	Total Regional Mall and U.S. Premium Outlets GLA				177,483,540

SIMON PROPERTY GROUP
Property Listing

FOOTNOTES FOR PRECEEDING PAGES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an approximate 76% ownership interest in Kravco Simon Investments.

(7)
Includes office space as follows:

Arsenal Mall—52,847 sq. ft.	Oak Court Mall—126,583 sq. ft.
Century III Mall—18,609 sq. ft.	Oxford Valley Mall—110,324 sq. ft.
Circle Centre Mall—192 sq. ft.	Plaza Carolina—28,474 sq. ft.
Copley Place—867,301 sq. ft.	River Oaks Center—117,716 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	Rolling Oaks Mall—6,383 sq. ft.
Firewheel Town Center—75,103 sq. ft.	Roosevelt Field—1,610 sq. ft.
Greendale Mall—119,860 sq. ft.	South Hills Village—4,407 sq. ft.
Gwinnett Place—32,603 sq. ft.	Stanford Shopping Center—7,444 sq. ft.
King of Prussia Mall—13,250 sq. ft.	The Domain—132,881 sq. ft.
Knoxville Center—1,455 sq. ft.	The Westchester—820 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.	Washington Square—7,737 sq. ft.
Menlo Park Mall—52,424 sq. ft.	White Oaks Mall—17,807 sq. ft.
Northshore Mall—12,367 sq. ft.

SIMON PROPERTY GROUP
Property Listing

Properties Acquired in the Prime Outlets Transaction

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
1.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,728
2.	Ellenton Premium Outlets	FL	Ellenton	100.0%	476,538
3.	Florida City Outlet Center	FL	Florida Ciy	100.0%	207,896
4.	Naples Outlet Center	FL	Naples	100.0%	146,001
5.	Orlando Premium Outlets- International Dr.	FL	Orlando	100.0%	773,519
6.	Outlet Marketplace	FL	Orlando	100.0%	204,978
7.	Calhoun Premium Outlets	GA	Calhoun	100.0%	253,674
8.	Huntley Outlet Center	IL	Huntley	100.0%	279,101
9.	Lee Premium Outlets	MA	Lee	100.0%	224,853
10.	Hagerstown Premium Outlets	MD	Hagerstown	100.0%	484,926
11.	Queenstown Premium Outlets	MD	Queenstown	100.0%	284,312
12.	Birch Run Premium Outlets	MI	Birch Run	100.0%	677,852
13.	Gulfport Premium Outlets	MS	Gulfport	100.0%	302,899
14.	Prime Outlets- Jeffersonville	OH	Jeffersonville	100.0%	410,059
15.	Grove City Premium Outlets	PA	Grove City	100.0%	531,720
16.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,587
17.	Gaffney Premium Outlets	SC	Gaffney	100.0%	359,437
18.	Lebanon Premium Outlets	TN	Lebanon	100.0%	227,040
19.	San Marcos Premium Outlets	TX	San Marcos	100.0%	732,162
20.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,536
21.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie	100.0%	402,465

	Subtotal Properties Acquired in the Prime Outlets Transaction				7,993,283

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(3)	330,091
2.	Gaitway Plaza	FL	Ocala	32.2	%(3)	208,755
3.	Highland Lakes Center	FL	Orlando	100.0%		492,328
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	100.0%		816,293
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(3)	199,082
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,678
9.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(3)	385,643
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(3)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		630,359
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(3)	278,978
15.	Forest Plaza	IL	Rockford	100.0%		427,985
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,686
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		303,469
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.7	%(3)	382,377
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		503,655
24.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
26.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		655,490
27.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
28.	Markland Plaza	IN	Kokomo	100.0%		90,527
29.	Muncie Plaza	IN	Muncie	100.0%		172,617
30.	New Castle Plaza	IN	New Castle	100.0%		91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
32.	Teal Plaza	IN	Lafayette	100.0%		101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
34.	University Center	IN	Mishawaka	100.0%		150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(3)	549,623
36.	Washington Plaza	IN	Indianapolis	100.0%		50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		254,159
38.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,491
39.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
40.	Ridgewood Court	MS	Jackson	35.7	%(3)	369,500
41.	Dare Centre	NC	Kill Devil Hills	100.0%		168,707
42.	MacGregor Village	NC	Cary	100.0%		144,041
43.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,062
44.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		150,459
45.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,241
46.	Cobblestone Court	NY	Victor	35.7	%(3)	265,477
47.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,377

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
48.	Lima Center	OH	Lima	100.0%		236,878
49.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
50.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,376
51.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,965
52.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,618
53.	Charles Towne Square	SC	Charleston	100.0%		71,794
54.	Empire East(2)	SD	Sioux Falls	50.0%		297,278
55.	Arboretum at Great Hills	TX	Austin	100.0%		206,397
56.	Gateway Shopping Center	TX	Austin	100.0%		512,986
57.	Ingram Plaza	TX	San Antonio	100.0%		111,518
58.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,430
59.	Palms Crossing	TX	McAllen	100.0%		337,249
60.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
61.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,585
62.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
63.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		626,236
64.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
65.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	249,538
66.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center GLA					20,191,163

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximate 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
Property Listing

The Mills Portfolio

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,244,540
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,298,239
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,097,621
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,333,938
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,182,984
6.	Franklin Mills	PA	Philadelphia	50.0%		1,743,731
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,778,434
8.	Great Mall	CA	Milpitas (San Jose)	50.0%		1,361,151
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,826,523
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,554,826
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,479,453
12.	Opry Mills	TN	Nashville	50.0%		1,159,833
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,537,357
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,258,616
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,174,827
16.	The Block at Orange	CA	Orange (Los Angeles)	25.0%		725,154

	Subtotal The Mills GLA®					22,757,227
	Regional Malls(3)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		973,413
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0%		2,268,717	(2)
19.	Dover Mall	DE	Dover	34.1%		886,509
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		814,839
21.	Falls, The	FL	Miami	25.0%		806,644
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		862,394
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,094,064
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,045,994
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,111,434
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,154
27.	Meadowood Mall	NV	Reno	25.0%		876,891	(2)
28.	Northpark Mall	MS	Ridgeland	50.0%		956,266
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		769,859
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,339,084	(2)
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,212,366
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,298,402

	Subtotal Regional Malls GLA					17,386,030
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,217
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,613
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,618

	Subtotal Community Centers GLA					1,014,131

	Total Mills Properties GLA					41,157,388

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Includes office space as follows:
Del Amo Fashion Center—1,413 sq. ft.
Meadowood Mall—6,109 sq. ft.
Southdale Center—20,295 sq. ft.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

SIMON PROPERTY GROUP
Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership		Total Gross Leasable Area(1)
	ITALY
1.	Ancona	Ancona	49.0	%(3)	165,200
2.	Senigallia	Senigallia (Ancona)	49.0%		82,800
3.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		94,800
4.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		162,300
5.	Casamassima	Casamassima (Bari)	49.0%		547,800
6.	Modugno	Modugno (Bari)	49.0%		143,500
7.	Bergamo	Bergamo	49.0	%(3)	119,900
8.	Concesio	Concesio (Brescia)	49.0	%(3)	117,500
9.	Mazzano	Mazzano (Brescia)	49.0	%(2)	230,700
10.	Mesagne	Mesagne (Brindisi)	49.0%		228,600
11.	Marconi	Marconi (Cagliari)	49.0	%(3)	193,400
12.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	190,700
13.	Catania	Catania	24.0%		641,700
14.	La Rena	La Rena (Catania)	49.0%		146,200
15.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	99,300
16.	Merate	Merate (Lecco)	49.0	%(3)	162,000
17.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	283,900
18.	Cinisello	Cinisello (Milano)	49.0%		375,600
19.	Nerviano	Nerviano (Milano)	49.0	%(3)	111,600
20.	Rescaldina	Rescaldina (Milano)	49.0%		377,100
21.	Vimodrone	Vimodrone (Milano)	49.0%		190,600
22.	Monza	Monza	49.0	%(3)	211,700
23.	Argine	Argine (Napoli)	24.0%		296,200
24.	Giugliano	Giugliano (Napoli)	49.0	%(4)	754,500
25.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	192,900
26.	Pompei	Pompei (Napoli)	49.0%		91,400
27.	Vulcano Buono	Nola (Napoli)	22.1%		876,000
28.	Olbia	Olbia	49.0	%(3)	207,600
29.	Padova	Padova	49.0%		105,800
30.	Palermo	Palermo	49.0%		82,900
31.	Fano	Fano (Pesaro)	49.0%		112,300
32.	Cepagatti	Cepagatti (Pescara)	49.0%		269,800
33.	Pescara	Pescara	49.0%		161,500
34.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		179,200
35.	Casalbertone	Roma	49.0	%(3)	147,600
36.	Collatina	Collatina (Roma)	49.0%		63,600
37.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	233,700
38.	Taranto	Taranto	49.0%		201,700
39.	Cuneo	Cuneo (Torino)	49.0%		282,200
40.	Rivoli	Rivoli (Torino)	49.0	%(3)	94,100
41.	Torino	Torino	49.0%		171,800
42.	Venaria	Venaria (Torino)	49.0%		165,600
43.	Mestre	Mestre (Venezia)	49.0%		246,700
44.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	164,600
45.	Vicenza	Vicenza	49.0%		98,500

	Subtotal Italy GLA				10,077,100

SIMON PROPERTY GROUP
Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Gross Leasable Area(1)
	JAPAN
46.	Ami Premium Outlets	Ami (Tokyo)	40.0%	224,800
47.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	482,000
48.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	365,100
49.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	321,800
50.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,800
51.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
52.	Toki Premium Outlets	Toki (Nagoya)	40.0%	289,600
53.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	239,800

	Subtotal Japan GLA			2,478,100
	MEXICO
54.	Premium Outlets Punta Norte	Mexico City	50.0%	278,000

	Subtotal Mexico GLA			278,000
	SOUTH KOREA
55.	Yeoju Premium Outlets	Seoul	50.0%	276,200

	Subtotal South Korea GLA			276,200

	TOTAL INTERNATIONAL ASSETS GLA			13,109,400

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
These properties are encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Gallerie Commerciali Italia owns 100% of the shopping gallery at this center which consists of 177,600 sf of leaseable area. In addition, Galleria Commerciali Italia owns a 40% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

SIMON PROPERTY GROUP
U.S. Anchor/Big Box Openings
2010–2012

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings in 2010
Anderson Mall—Anderson, SC	Regional Mall	Books-A-Million	Goody's
Arizona Mills—Tempe (Phoenix), AZ	Mills	Sea Life Center	Circuit City
Arundel Mills Marketplace—Hanover (Baltimore), MD	Mills Community Center	H.H. Gregg	Circuit City
Avenues, The—Jacksonville, FL	Regional Mall	Forever 21	Belk
Block at Orange, The—Orange (Los Angeles), CA	Mills	H&M	Hilo Hattie
Briarwood Mall—Ann Arbor, MI	Regional Mall	MC Sporting Goods	N/A
Chesapeake Square—Chesapeake, VA	Regional Mall	Burlington Coat Factory	Dillard's
Coddingtown Mall—Santa Rosa, CA	Regional Mall	Whole Foods	Ralph's Grocery
Colorado Mills—Lakewood (Denver), CO	Mills	Burlington Coat Factory	Steve & Barry's
Concord Mills—Concord (Charlotte), NC	Mills	Best Buy	Circuit City
Cottonwood Mall—Albuquerque, NM	Regional Mall	Ulta	N/A
Franklin Mills—Philadelphia, PA	Mills	Forever 21	N/A
Grapevine Mills—Grapevine (Dallas), TX	Mills	Off Broadway Shoe Warehouse	Western Warehouse
Great Lakes Plaza—Mentor (Cleveland), OH	Community/Lifestyle Ctr.	H.H. Gregg	Circuit City
Great Mall—Milpitas (San Jose), CA	Mills	Bed Bath & Beyond	Steve & Barry's
Gulf View Square—Port Richey (Tampa), FL	Regional Mall	T.J. Maxx	Linens 'n Things
Gwinnett Place—Duluth (Atlanta), GA	Regional Mall	Mega Mart	Macy's (2)
Katy Mills—Katy (Houston), TX	Mills	Off Broadway Shoe Warehouse	Boot Town
Lehigh Valley Mall—Whitehall, PA	Regional Mall	H.H. Gregg	Linens 'n Things
Lima Mall—Lima, OH	Regional Mall	MC Sporting Goods	N/A
Lincoln Plaza—King of Prussia (Philadelphia), PA	Community/Lifestyle Ctr.	H.H. Gregg	Circuit City
Mall of Georgia—Buford (Atlanta), GA	Regional Mall	Ashley Furniture	Circuit City
Menlo Park Mall—Edison (New York), NJ	Regional Mall	Fortunoff Backyard Store	Steve & Barry's
Miller Hill Mall—Duluth, MN	Regional Mall	Ulta	N/A
North Ridge Plaza—Joliet (Chicago), IL	Community/Lifestyle Ctr.	A.J. Wright	Best Buy
Plaza at Buckland Hills, The—Manchester, CT	Community/Lifestyle Ctr.	Ulta	Office Depot
Potomac Mills—Prince William, VA	Mills	Bloomingdale's Outlet	N/A
Ross Park Mall—Pittsburgh, PA	Regional Mall	Crate & Barrel	N/A
Santa Rosa Plaza—Santa Rosa, CA	Regional Mall	Forever 21	Mervyns
Sawgrass Mills—Sunrise (Miami), FL	Mills	Bloomingdale's Outlet	Books-A-Million
		Books-A-Million(1)	N/A

SIMON PROPERTY GROUP
U.S. Anchor/Big Box Openings
2010–2012

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings in 2010 (continued)
Shops at Arbor Walk, The—Austin, TX	Community/Lifestyle Ctr.	Sam Moon Trading Company	Circuit City
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Nordstrom	Macy's(2)
		Target	Macy's(2)
Tacoma Mall—Tacoma (Seattle), WA	Regional Mall	Forever 21	Nordstrom(3)
Village Park Plaza—Carmel (Indianapolis), IN	Community/Lifestyle Ctr.	Hobby Lobby	Ashley Furniture
White Oaks Plaza—Springfield, IL	Community/Lifestyle Ctr.	Ulta	N/A
Whitehall Mall—Lehigh, PA	Regional Mall	Buy Buy Baby	Weis Markets
Openings Projected for 2011
Chesapeake Square—Chesapeake, VA	Regional Mall	Cinemark Theater	Dillard's
Esplanade, The—Kenner (New Orleans), LA	Regional Mall	Target	Mervyn's
Fashion Valley—San Diego, CA	Regional Mall	Forever 21	Saks Fifth Avenue
Grapevine Mills—Grapevine (Dallas), TX	Mills	Legoland	Woodland Skatepark
		Sea Life Center	Gameworks
		Ross Dress for Less	Steve & Barry's
		VF Outlet	Steve & Barry's
Mall of New Hampshire, The—Manchester, NH	Regional Mall	Ulta	N/A
Northshore Mall—Peabody (Boston), MA	Regional Mall	Ulta	Office Depot
Ontario Mills—Ontario (Riverside), CA	Mills	Sports Authority	Totally for Kids
Palms Crossing—McAllen, TX	Community/Lifestyle Ctr.	Hobby Lobby	N/A
Pheasant Lane Mall—Nashua, NH	Regional Mall	Dick's Sporting Goods	Macy's(2)
Shops at Mission Viejo, The—Mission Viejo, CA	Regional Mall	Forever 21	Saks Fifth Avenue
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Dave & Buster's	Circuit City
SouthPark—Charlotte, NC	Regional Mall	Container Store	Joseph Beth Booksellers
Virginia Center Commons—Glen Allen, VA	Regional Mall	Burlington Coat Factory	Dillard's
Openings Projected for 2012
Block at Orange, The—Orange (Los Angeles), CA	Mills	Nordstrom Rack	N/A

(1)
Books-A-Million was relocated.

(2)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(3)
Opened Nordstrom in a new location at this center in 2008; former Nordstrom store was recaptured for redevelopment.

SIMON PROPERTY GROUP
Capital Expenditures
For the Twelve Months Ended December 31, 2010
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$39,076	$110,816	$54,950
Redevelopment projects with incremental GLA and/or anchor replacement	105,243	62,353	18,733
Renovations with no incremental GLA	2,068	14,430	6,118
Tenant allowances:
Retail	108,391	47,786	18,826
Office	1,105	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	27,761	52,213	20,194
Non-CAM expenditures	10,713	22,099	8,813

Totals	$294,357	$309,697	$127,634

Less: Conversion from accrual to cash basis	(38,045)	(21,780)

Capital Expenditures for the Twelve Months Ended 12/31/10(2)	$256,312	$287,917

Capital Expenditures for the Twelve Months Ended 12/31/09(2)	$376,275	$419,930

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of December 31, 2010

								Construction-in-Progress
Property/Location	Project Description	The Company's Ownership Percentage	Projected Opening	Projected Gross Cost(2) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Total	The Company's Share
New Development Projects:
Merrimack Premium Outlets Merrimack, NH	380,000 square foot upscale outlet center	100%	Summer 2012	$138	$137	$137	10%	$37.6	$37.6
Redevelopment Projects with Incremental GLA:
King of Prussia Mall King of Prussia, PA	Redevelopment of vacant Strawbridge (Macy's) building into 90,000 sf of small shops on two levels	12%	4/12	$47	$47	$6	11%	$13.1	$1.6
Las Vegas Outlet Center Las Vegas, NV	70,000 square foot expansion of upscale outlet center and center renovation	100%	3/11	$25	$25	$25	9%	$10.9	$10.9
Pheasant Lane Mall Nashua, NH	Addition of Dick's Sporting Goods, small shops and restaurants	100%	10/11	$26	$26	$26	7%	$12.3	$12.3
Anchor/Big Box Activity:
Block at Orange, The Ontario (Los Angeles), CA	Addition of Nordstrom Rack	25%	2/12
Chesapeake Square Chesapeake (Va. Beach), VA	Addition of Cinemark Theater	100%	12/11
Esplanade, The Kenner (New Orleans), LA	Addition of Target	50%	7/11
Fashion Valley San Diego, CA	Addition of Forever 21	50%	9/11
	Subtotal Anchor/Big Box Activity			$36	$21	$13	22%	$6.9	$3.4
Other								$34.1	$23.6

Total Construction in Progress								$114.9	$89.4

(1)
Cost and return are based upon current budget assumptions for projects with gross costs in excess of $5 million. Actual costs may vary.

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

SIMON PROPERTY GROUP
International Development Activity Report(1)
Project Overview, Construction-in-Progress
As of December 31, 2010

Shopping center/ Location (Metropolitan area)	Project Description	The Company's Ownership Percentage of Project	Opening	The Company's Share of Projected Net Cost(1) (in millions)
New Development Projects:
Korea:
Paju Premium Outlets—Paju, South Korea(2)	328,000 square foot upscale outlet center with approximately 160 shops	50.0%	March 2011	KRW 60,599
Malaysia:
Johor Premium Outlets—Johor, Malaysia	173,000 square foot upscale outlet center with approximately 80 shops	50.0%	November 2011	R 77
Expansions:
Tosu Premium Outlets—Fukuoka, Japan(2)	52,000 square foot phase III expansion	40.0%	July 2011	JPY 1,263

(1)
Cost is based upon current budget assumptions. Actual costs may vary.

(2)
Construction loan in place to fund approximately 70% of costs; remainder to be funded by operating cash flow.

SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of December 31, 2010
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Our Share of Unconsolidated The Mills L.P. Debt	Our Share of Total Debt
2011	382,766	507,176	474,643	118,551	1,483,136
2012	390,705	1,331,281	220,006	717,983	2,659,975
2013	1,363,156	940,494	347,709	280,168	2,931,527
2014	934,482	826,634	97,492	808,387	2,666,995
2015	1,600,000	77,291	790,345	135,000	2,602,636
2016	1,300,000	1,783,351	603,640	114,537	3,801,528
2017	500,000	579,733	350,327	532,000	1,962,060
2018	1,000,000	8,826	31,192	—	1,040,018
2019	650,000	135,506	28,377	—	813,883
2020	1,250,000	75,938	381,966	43,502	1,751,406
Thereafter	1,500,000	63,935	421,430	60,436	2,045,801

Face Amounts of Indebtedness	$10,871,109	$6,330,165	$3,747,127	$2,810,564	$23,758,965
Premiums (Discounts) on Indebtedness, Net	(26,587)	31,593	—	4,809	9,815

Our Share of Total Indebtedness	$10,844,522	$6,361,758	$3,747,127	$2,815,373	$23,768,780

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required		Actual		Compliance
Total Debt to Total Assets	≤65%		44%		Yes
Total Secured Debt to Total Assets	≤50%		24%		Yes
Fixed Charge Coverage Ratio	>1.5	X	2.8	X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		296%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of December 31, 2010
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,454,045	$5,186,587	6.11%	4.5
Floating Rate Debt	1,143,578	1,143,578	1.65%	1.8

Total Mortgage Debt	6,597,623	6,330,165	5.30%	4.0
Unsecured Debt
Fixed Rate	10,012,472	10,012,472	6.04%	7.3
Revolving Credit Facility—US Tranche	585,000	585,000	2.36%	2.2
Revolving Credit Facility—Yen Currency	273,637	273,637	2.23%	2.2

Total Revolving Credit Facility	858,637	858,637	2.32%	2.2
Total Unsecured Debt	10,871,109	10,871,109	5.74%	6.9
Premium	44,207	44,185
Discount	(39,179)	(39,179)

Consolidated Mortgages and Other Indebtedness(2)	$17,473,760	$17,206,280	5.58%	5.9

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$7,752,282	$3,434,605	5.46%	6.9
Floating Rate Debt (Hedged)(1)	106,560	25,653	4.74%	1.4
Floating Rate Debt	615,395	286,869	2.12%	3.1
Mills Limited Partnership Debt	7,329,285	2,810,564	4.85%	4.0

Total Mortgage Debt	15,803,522	6,557,691	5.05%	5.5
Premium	10,777	5,257
Discount	(895)	(448)

Joint Venture Mortgages and Other Indebtedness	$15,813,404	$6,562,500	5.05%	5.5

Our Share of Total Indebtedness		$23,768,780	5.43%	5.7
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	88.4%	15,204,065	6.06%	6.4
Variable	11.6%	2,002,215	1.93%	2.0

	100.0%	17,206,280	5.58%	5.9
Joint Venture
Fixed	84.3%	5,531,078	5.65%	6.1
Variable	15.7%	1,031,422	1.88%	1.8

	100.0%	$6,562,500	5.05%	5.5

Total Debt		23,768,780

Total Fixed Debt	87.2%	20,735,143	5.95%	6.3

Total Variable Debt	12.8%	3,033,637	1.91%	1.9

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of December 31, 2010

(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (Sr. Notes)	(30)	01/20/11		7.75%	Fixed	Unsecured	77,639	77,639
CPG Partners, LP (Sr. Notes)	(31)	02/01/11		8.25%	Fixed	Unsecured	83,588	83,588
Simon Property Group, LP (Sr. Notes)		06/01/11		5.38%	Fixed	Unsecured	120,022	120,022
Henderson Square		07/01/11		6.94%	Fixed	Secured	14,100	10,712
Ingram Park Mall	(6)	08/11/11		6.99%	Fixed	Secured	74,493	74,493
Knoxville Center	(6)	08/11/11		6.99%	Fixed	Secured	56,410	56,410
Northlake Mall	(6)	08/11/11		6.99%	Fixed	Secured	65,075	65,075
Towne West Square	(6)	08/11/11		6.99%	Fixed	Secured	48,760	48,760
Simon Property Group, LP (Sr. Notes)		09/01/11		5.60%	Fixed	Unsecured	101,517	101,517
Gateway Shopping Center		10/01/11		5.89%	Fixed	Secured	87,000	87,000
Tacoma Mall		10/01/11		7.00%	Fixed	Secured	118,001	118,001
Simon Property Group, LP (Sr. Notes)		03/01/12		5.00%	Fixed	Unsecured	159,753	159,753
Secured Term Loan		03/05/12		0.96%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12		5.75%	Fixed	Unsecured	74,245	74,245
Gwinnett Place		06/08/12		5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	50,642	50,642
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	106,065	106,065
Anderson Mall		10/10/12		6.20%	Fixed	Secured	26,754	26,754
Century III Mall	(4)	10/10/12		6.20%	Fixed	Secured	78,973	78,973
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	15,883	15,883
Highland Lakes Center	(4)	10/10/12		6.20%	Fixed	Secured	14,641	14,641
Longview Mall	(4)	10/10/12		6.20%	Fixed	Secured	29,726	29,726
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	21,031	21,031
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	30,702	30,702
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	43,124	43,124
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	69,334	69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured	8,858	8,858
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured	7,790	7,790
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured	6,378	6,378
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured	1,586	1,586
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured	15,306	15,306
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured	19,047	19,047
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured	50,927	50,927
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	122,288	122,288

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of December 31, 2010

(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Revolving Credit Facility-USD		03/31/13		2.36%	Variable	Unsecured	585,000	585,000
Revolving Credit Facility—Yen Currency		03/31/13		2.23%	Variable	Unsecured(13)	273,637	273,637
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	237,897	237,897
Stanford Shopping Center	(2)	07/01/13		2.41%	Variable	Secured	240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured	90,885	90,885
Kittery Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	72,822	72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Texas Lifestyle Centers Secured Loan	(2)	09/23/13	(16)	3.86%	Fixed	Secured	260,000	260,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured	27,575	8,714
Puerto Rico Premium Outlets		05/01/14	(23)	3.75%	Variable	Secured	74,516	74,516
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	516,052	516,052
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	88,657	88,657
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured	97,335	97,335
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured	22,601	22,601
Desoto Square		07/01/14		5.89%	Fixed	Secured	63,156	63,156
Upper Valley Mall		07/01/14		5.89%	Fixed	Secured	47,108	47,108
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	67,568	67,568
Philadelphia Premium Outlets	(2)(16)	07/30/14		4.19%	Fixed	Secured	190,000	190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	68,796	51,597
Brunswick Square		08/11/14		5.65%	Fixed	Secured	80,965	80,965
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	218,430	218,430
Regency Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured	3,893	3,893
St. Charles Towne Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured	25,303	25,303
West Ridge Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured	4,866	4,866
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured	2,815	1,417
Lake View Plaza		01/01/15		8.00%	Fixed	Secured	15,885	15,885
Simon Property Group, LP (Sr. Notes)		02/01/15		4.20%	Fixed	Unsecured	400,000	400,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured	600,000	600,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured	26,262	26,262
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured	600,000	600,000
Ellenton Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	107,735	107,735
Florida City Outlet Center	(27)	01/11/16		5.51%	Fixed	Secured	10,995	10,995
Grove City Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	116,314	116,314

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of December 31, 2010

(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Gulfport Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	25,948	25,948
Huntley Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	30,753	30,753
Prime Outlets Jeffersonville	(27)	01/11/16	5.51%	Fixed	Secured	72,175	72,175
Lebanon Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	15,953	15,953
Naples Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	16,531	16,531
Pleasant Prairie Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	61,988	61,988
San Marcos Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	147,523	147,523
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Penn Square Mall		04/01/16	7.75%	Fixed	Secured	98,498	93,077
Birch Run Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	109,113	109,113
Hagerstown Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	91,680	91,680
Williamsburg Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	105,916	105,916
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16	8.20%	Fixed	Secured	846	846
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
Washington Square	(2)(29)	07/01/16	5.94%	Fixed	Secured	27,835	27,835
Greenwood Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	79,097	79,097
South Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	195,764	195,764
Walt Whitman Mall	(22)	08/01/16	8.00%	Fixed	Secured	120,622	120,622
Calhoun Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	20,974	20,974
Gaffney Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	38,065	38,065
Lee Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	52,358	52,358
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	40,339
Pismo Beach Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	33,850	33,850
Queenstown Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	66,150	66,150
Pleasant Prairie Premium Outlets II		12/01/16	6.01%	Fixed	Secured	37,363	37,363
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,880
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	96,047	90,733
Forest Plaza	(15)	10/10/19	7.50%	Fixed	Secured	18,685	18,685
Lakeline Plaza	(15)	10/10/19	7.50%	Fixed	Secured	17,504	17,504

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of December 31, 2010

(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Muncie Plaza	(15)	10/10/19	7.50%	Fixed	Secured	7,277	7,277
White Oaks Plaza	(15)	10/10/19	7.50%	Fixed	Secured	14,554	14,554
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Port Charlotte Town Center		11/01/20	5.30%	Fixed	Secured	48,398	38,718
Oxford Valley Mall		12/07/20	4.77%	Fixed	Secured	71,000	46,143
Simon Property Group, LP (Sr. Notes)		03/01/21	4.38%	Fixed	Unsecured	900,000	900,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	31,856	31,856
Crystal River		11/11/30	9.63%	Fixed	Secured	14,441	14,441
Montgomery Mall		05/11/34	5.17%	Fixed	Secured	86,063	51,638
Simon Property Group, LP (Sr. Notes)		02/01/40	6.75%	Fixed	Unsecured	600,000	600,000

Total Consolidated Indebtedness at Face Value						17,468,732	17,201,274

Premium on Fixed-Rate Indebtedness						44,207	44,185
Discount on Fixed-Rate Indebtedness						(39,179)	(39,179)

Total Consolidated Indebtedness						17,473,760	17,206,280

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of December 31, 2010

(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Joint Venture Indebtedness:
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured	87,225		42,860
Seminole Towne Center		08/09/11		3.26%	Variable	Secured	66,560	(19)	8,653
Fashion Centre Pentagon Retail		09/11/11	(21)	6.63%	Fixed	Secured	146,453		62,243
Toki Premium Outlets—Fixed		10/31/11		1.80%	Fixed	Secured(12)	8,830		3,532
Domain Residential Building P		11/07/11		2.26%	Variable	Secured	3,657		1,829
Galleria Commerciali Italia—Facility A		12/22/11		5.37%	Fixed	Secured(10)	301,592		147,780
Galleria Commerciali Italia—Facility B		12/22/11		5.85%	Fixed	Secured(10)	299,087		146,553
Tosu Premium Outlets—Variable		01/31/12		0.63%	Variable	Secured(12)	10,302		4,121
Square One		03/11/12		6.73%	Fixed	Secured	84,395		41,470
Cobblestone Court		05/05/12	(24)	5.00%	Variable	Secured	2,356	(19)	118
Hamilton Town Center	(2)	05/29/12		1.86%	Variable	Secured	95,283		47,642
Gotemba Premium Outlets—Variable		05/31/12		0.63%	Variable	Secured(12)	7,800		3,120
Yeoju Premium Outlets		07/31/12		6.20%	Variable	Secured(26)	4,419		2,210
Fashion Centre Pentagon Office	(2)	10/01/12	(24)	5.50%	Variable	Secured	40,000		17,000
Galleria Commerciali Italia—Catania		12/17/12		1.74%	Variable	Secured(10)	92,931		45,536
SouthPark Residential		02/23/13		3.01%	Variable	Secured	21,111		8,444
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured	126,640		62,228
Avenues, The		04/01/13		5.29%	Fixed	Secured	69,689	(19)	10,453
Paju Premium Outlets		04/01/13		5.92%	Variable	Secured(26)	50,578		25,289
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured	69,809	(19)	2,792
Domain Residential Phase II	(2)	07/22/13		2.26%	Variable	Secured	36,569		18,285
Solomon Pond		08/01/13		3.97%	Fixed	Secured	104,947		51,568
Tosu Premium Outlets—Fixed		08/24/13		1.50%	Fixed	Secured(12)	6,298		2,519
Miami International Mall		10/01/13		5.35%	Fixed	Secured	91,592		43,759
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured	35,000		17,198
Domain Westin	(2)	10/15/13		2.21%	Variable	Secured	39,570		19,785
Galleria Commerciali Italia—Giugliano A		10/20/13		4.77%	Fixed	Secured(10)	35,783		17,534
Galleria Commerciali Italia—Giugliano B		10/20/13		4.78%	Fixed	Secured(10)	32,401		15,876
Galleria Commerciali Italia—Giugliano C		10/20/13		5.19%	Fixed	Secured(10)	13,041		6,390
Kobe Sanda Premium Outlets—Fixed		01/31/14		1.49%	Fixed	Secured(12)	23,142		9,257
Kobe Sanda Premium Outlets—Variable		01/31/14		0.89%	Variable	Secured(12)	58,009		23,204
Coddingtown Mall(2)		07/01/14		3.16%	Variable	Secured	14,250		14,250
Gotemba Premium Outlets—Fixed		10/25/14		1.57%	Fixed	Secured(12)	58,811		23,524
Indian River Commons		11/01/14		5.21%	Fixed	Secured	9,494		4,747
Indian River Mall		11/01/14		5.21%	Fixed	Secured	64,325		32,163

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of December 31, 2010

(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Rinku Premium Outlets		11/25/14	1.85%	Fixed	Secured(12)	27,913		11,165
St. Johns Town Center		03/11/15	5.06%	Fixed	Secured	168,456		84,228
Galleria Commerciali Italia—Cinisello—Fixed		03/31/15	5.38%	Fixed	Secured(10)	96,997		47,529
Galleria Commerciali Italia—Cinisello—Variable		03/31/15	1.76%	Variable	Secured(10)	68,003		33,321
Toki Premium Outlets—Variable		04/30/15	1.14%	Variable	Secured(12)	16,216		6,486
St. John's Town Center Phase II	(2)(16)	05/10/15	5.50%	Fixed	Secured	77,500		38,750
Gaitway Plaza		07/01/15	4.60%	Fixed	Secured	13,900	(19)	0
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured	24,800	(19)	0
Ridgewood Court		07/01/15	4.60%	Fixed	Secured	14,650	(19)	733
Village Park Plaza		07/01/15	4.60%	Fixed	Secured	29,850	(19)	3,582
West Town Corners		07/01/15	4.60%	Fixed	Secured	18,800	(19)	0
Clay Terrace		10/01/15	5.08%	Fixed	Secured	115,000		57,500
Mall of New Hampshire		10/05/15	6.23%	Fixed	Secured	133,085		65,395
Springfield Mall	(16)	11/30/15	4.77%	Fixed	Secured	67,000		25,453
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured	643,583		324,173
Houston Galleria—2		12/01/15	5.44%	Fixed	Secured	177,417		89,365
Busan Premium Outlets		12/28/15	5.70%	Variable	Secured(26)	15,025		1,503
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured	180,000		45,000
Quaker Bridge Mall		04/01/16	7.03%	Fixed	Secured	17,644		6,703
Eastland Mall		06/01/16	5.79%	Fixed	Secured	168,000		84,000
Empire Mall		06/01/16	5.79%	Fixed	Secured	176,300		88,150
Granite Run Mall		06/01/16	5.83%	Fixed	Secured	114,963		57,482
Mesa Mall		06/01/16	5.79%	Fixed	Secured	87,250		43,625
Rushmore Mall		06/01/16	5.79%	Fixed	Secured	94,000		47,000
Southern Hills Mall		06/01/16	5.79%	Fixed	Secured	101,500		50,750
Valley Mall		06/01/16	5.83%	Fixed	Secured	44,646		22,323
Greendale Mall		10/01/16	6.00%	Fixed	Secured	45,000		22,112
Firewheel Residential	(2)	11/20/16	5.91%	Fixed	Secured	22,931		11,466
Coconut Point		12/10/16	5.83%	Fixed	Secured	230,000		115,000
King of Prussia Mall—1		01/01/17	7.49%	Fixed	Secured	112,899		13,943
King of Prussia Mall—2		01/01/17	8.53%	Fixed	Secured	7,976		985
Mall at Rockingham		03/10/17	5.61%	Fixed	Secured	260,000		63,879
California Department Stores		11/01/17	6.53%	Fixed	Secured	31,300		10,432
West Town Mall		12/01/17	6.34%	Fixed	Secured	210,000		105,000
Aventura Mall		12/11/17	5.91%	Fixed	Secured	430,000		143,333
Sano Premium Outlets		05/31/18	0.52%	Variable	Secured(12)	42,033		16,813
Sendai Premium Outlets		10/31/18	0.48%	Variable	Secured(12)	37,283		14,913
Whitehall Mall		11/01/18	7.00%	Fixed	Secured	11,712		4,449
Westchester, The		05/05/20	6.00%	Fixed	Secured	372,347		148,939
Lehigh Valley Mall		07/05/20	5.88%	Fixed	Secured	139,280		52,383
Auburn Mall		09/01/20	6.02%	Fixed	Secured	41,881		20,579

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of December 31, 2010

(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Shops at Sunset Place, The	09/01/20	5.62%	Fixed	Secured	78,648		29,493
Florida Mall, The	09/05/20	5.25%	Fixed	Secured	373,704		186,852
Fashion Valley Mall	01/04/21	4.30%	Fixed	Secured	475,000		237,500
AMI Premium Outlets	09/25/23	2.09%	Fixed	Secured(12)	136,655		54,664
Atrium at Chestnut Hill	03/11/31	6.89%	Fixed	Secured	42,975		21,117
Crystal Mall	09/11/32	5.62%	Fixed	Secured	92,611		69,059
Dadeland Mall	02/11/32	6.75%	Fixed	Secured	177,300		88,650
Northshore Mall	03/11/34	5.03%	Fixed	Secured	198,255		97,418

Joint Venture Indebtedness at Face Value					8,474,237		3,747,127

Mills Indebtedness at Face Value (detail in The Mills Limited Partnership Summary)					7,329,285		2,810,564

Total Joint Venture and Mills Indebtedness at Face Value					15,803,522		6,557,691

Premium on JV Fixed-Rate Indebtedness					10,777		5,257
Discount on JV Fixed-Rate Indebtedness					(895)		(448)

Total Joint Venture Indebtedness					15,813,404	(20)	6,562,500	(17)

Our Share of Total Indebtedness							23,768,780

SIMON PROPERTY GROUP

The Mills Limited Partnership

Summary of Indebtedness by Maturity

As of December 31, 2010

(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Mills Indebtedness:
Denver West Village		10/01/11		8.15%	Fixed	Secured	21,404		4,013
Colorado Mills		11/12/11		2.04%	Variable	Secured	153,574	(19)	28,795
Shops at Riverside, The		11/14/11		1.06%	Variable	Secured	138,000		69,000
Discover Mills—1		12/11/11		7.32%	Fixed	Secured	23,700	(19)	2,500
Discover Mills—2		12/11/11		6.08%	Fixed	Secured	135,000	(19)	14,243
St. Louis Mills		01/08/12		6.39%	Fixed	Secured	90,000		35,352
Meadowood Mall		01/09/12		1.13%	Variable	Secured	140,114		35,029
Dover Mall & Commons	(2)(3)	02/01/12		2.21%	Variable	Secured	83,756		28,515
Esplanade, The	(2)(3)	02/01/12		2.21%	Variable	Secured	75,136		37,568
Galleria at White Plains	(2)(3)	02/01/12		2.21%	Variable	Secured	125,566		62,783
Northpark Mall—Mills	(2)(3)	02/01/12		2.21%	Variable	Secured	105,543		52,772
Southridge Mall		04/01/12		5.23%	Fixed	Secured	124,000		62,000
Mills Senior Loan Facility	(2)	06/07/12		1.51%	Variable	Secured	655,000		327,500
Marley Station		07/01/12		4.89%	Fixed	Secured	114,400		28,600
Hilltop Mall		07/08/12		4.99%	Fixed	Secured	64,350		16,088
Concord Mills Mall		12/07/12		6.13%	Fixed	Secured	160,891		31,776
Katy Mills		01/09/13		6.69%	Fixed	Secured	141,055		17,632
Del Amo Fashion Center	(2)	01/23/13		1.76%	Variable	Secured	307,753		76,938
Southdale Center	(2)	04/01/13		5.18%	Fixed	Secured	157,354		78,677
Lakeforest Mall	(2)	07/08/13		4.90%	Fixed	Secured	140,061		35,015
Mall at Tuttle Crossing		11/05/13		5.05%	Fixed	Secured	112,625		28,156
Ontario Mills	(2)(16)	12/05/13		4.98%	Fixed	Secured	175,000		43,750
Arundel Marketplace		01/01/14		5.92%	Fixed	Secured	11,187		3,317
Concord Marketplace		02/01/14		5.76%	Fixed	Secured	13,023		6,512
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured	820,000		410,000
Arundel Mills		08/01/14		6.14%	Fixed	Secured	383,314		113,557
Grapevine Mills	(2)(16)	09/22/14		5.91%	Fixed	Secured	270,000		80,001
Block at Orange		10/01/14		6.25%	Fixed	Secured	220,000		55,000
Opry Mills		10/10/14		6.16%	Fixed	Secured	280,000		140,000
Great Mall of the Bay Area	(2)	08/28/15		6.01%	Fixed	Secured	270,000		135,000
Falls, The	(25)	11/30/16		7.50%	Fixed	Secured	114,072		28,518
Stoneridge Shopping Center	(25)	11/30/16		7.50%	Fixed	Secured	226,522		56,517
Briarwood Mall	(25)	11/30/16		7.50%	Fixed	Secured	118,006		29,502
Liberty Plaza		06/01/17		5.68%	Fixed	Secured	43,000		21,500
Franklin Mills		06/01/17		5.65%	Fixed	Secured	290,000		145,000
Gurnee Mills		07/01/17		5.77%	Fixed	Secured	321,000		160,500
Potomac Mills		07/11/17		5.83%	Fixed	Secured	410,000		205,000
Arizona Mills		07/01/20		5.76%	Fixed	Secured	174,006		43,502
Net Leases II		01/10/23		9.35%	Fixed	Secured	20,873		10,436
TMLP Trust Preferred Unsecured Securities		03/30/36	(18)	7.38%	Fixed	Unsecured	100,000		50,000

Mills Indebtedness at Face Value							7,329,285		2,810,564

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of December 31, 2010

(In thousands)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of December 31, 2010: LIBOR at .26%; 3 MONTH EURIBOR at 1.01%; YEN LIBOR at .13%; 6 MONTH YEN LIBOR at .35%; and 91 Day Korean CD rate at 2.80%.

(2)
Includes applicable extensions available at our option.

(3)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 709.1 million. Associated with Facility A and B, Giugliano, and a portion of Cinisello are interest rate swap agreements with a total combined 587.7 million euros notional amount that effectively fixes Facility A and B, Giugliano, and a portion of Cinisello at a combined 4.88%.

(11)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 35,330.3 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,265.0 million.

(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $146.4 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(18)
After March 31, 2011, the interest rate resets quarterly based upon LIBOR + 2.45%.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Maturity Date is the date reflected as the Maturity Date. However, the loan documents state longer term Maturity Dates between 2028 and 2035.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.00%.

(25)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(26)
Amounts shown in USD Equivalent. Won equivalent is 79,228.0 million.

(27)
These ten properties are secured by cross-collateralized and cross-defaulted mortgages.

(28)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(29)
Comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.

(30)
Senior Note was paid off on 1/20/11.

(31)
Senior Note was paid off on 2/1/11.

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2010

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coral Square	Coral Springs	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2010

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
Copley Place	Boston	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2010

Property Name	City	State
Apple Blossom Mall	Winchester	VA
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets-International Drive	Orlando	FL
Orlando Premium Outlets-Vineland Avenue	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Jersey Shore Premium Outlets	Tinton Falls	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2010

Property Name	City	State
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2010

Property Name	City	State
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Coconut Point Hyatt	Estero	FL
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Nanuet Mall	Nanuet	NY
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of December 31, 2010
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2010 was $60.01 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
Simon Property Group Ownership Structure(1) December 31, 2010
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2009 through December 31, 2010
SIMON PROPERTY GROUP Selected Financial and Equity Information As of December 31, 2010 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Equity Information As of December 31, 2010 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP NOI Composition(1)(2) For the Twelve Months Ended December 31, 2010
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of December 31, 2010 (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of December 31, 2010 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP Other U.S. Operational Information As of December 31, 2010
SIMON PROPERTY GROUP International Operational Information(1) As of December 31, 2010
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings 2010–2012
SIMON PROPERTY GROUP Summary of Indebtedness As of December 31, 2010 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of December 31, 2010
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of December 31, 2010 ($ in 000's, except per share amounts)